Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Premium Income 20 Barrier ETF™ – January

Innovator Premium Income 30 Barrier ETF™ – January

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated February 27, 2024

December 23, 2024

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an annualized distribution payment rate (the “Defined Distribution Rate”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for each Fund will end on December 31, 2024, and each Fund will commence a new Outcome Period that will begin on January 1, 2025 and end on December 31, 2025. Each Fund’s Defined Distribution Rate will not be determined until the start of the new Outcome Period on January 1, 2025. A supplement to each Fund’s prospectus will be filed on December 31, 2024 that will include the actual Defined Distribution Rate for the new Outcome Period, which may be higher or lower than the estimated Defined Distribution Rate ranges set forth below. As of December 23, 2024, the expected range of each Fund’s Defined Distribution Rate is set forth below.

Fund Name	Ticker	Estimated Defined Distribution Rate Range
Innovator Premium Income 20 Barrier ETF™ – January	JANH	6.50% – 7.73% (5.71% – 6.94% after taking into account the Fund’s unitary management fee)
Innovator Premium Income 30 Barrier ETF™ – January	JANJ	5.49% – 6.64% (4.70% – 5.85% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference